Putnam
Michigan
Tax Exempt
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

During the semiannual period ended November 30, 2003, Putnam Michigan Tax Exempt Income Fund's class A shares delivered modestly positive results at net asset value. The returns were in line with the fund's benchmark index and above its Lipper category average. Details may be found on the facing page.

In the following report from your fund's management team, you will also see a detailed discussion of the strategies the managers employed in the volatile market environment that prevailed during the period. Despite the challenges, the team delivered competitive results, primarily by shortening the portfolio's duration, a measure of a fund's sensitivity to changes in interest rates, and maintaining its ongoing efforts to keep the portfolio strategically diversified. The team concludes its report by offering its views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * For the semiannual period ended November 30, 2003, Putnam Michigan Tax Exempt Income Fund's class A shares returned 0.17% at net asset value
   (NAV) and -4.57% at public offering price (POP).

 * The fund's performance at NAV was in line with that of its benchmark, the Lehman Municipal Bond Index, which returned 0.18% for the period.

 * Based on results at NAV, the fund outperformed the average return for Lipper's Michigan Municipal Debt Funds category, which was -0.54% for the period. We attribute this to effective duration management and our investments in sectors that outperformed.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Over the semiannual period ended November 30, 2003, Putnam Michigan Tax Exempt Income Fund posted returns at NAV that were both positive and in line with its benchmark. These results reflect a less favorable environment for fixed-income investments during the period. Interest rates rose slightly, which detracted somewhat from performance. Meanwhile, equities rebounded substantially during the past six months and many of the investors who had helped keep demand for fixed-income investments high moved money back into the stock market. Despite this somewhat challenging environment, your fund's management team was able to deliver competitive returns, primarily through a well-timed shortening of the fund's duration, ongoing diversification of the fund's holdings, and the strong performance of a number of sectors within the portfolio.

FUND PROFILE

Putnam Michigan Tax Exempt Income Fund seeks to provide high current income free from federal and state of Michigan personal income taxes, as is believed to be consistent with the preservation of capital. It may be suitable for Michigan investors seeking tax-free income through a diversified portfolio primarily consisting of Michigan municipal bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between June 1 and November 30, 2003. Concern about deflation led to falling yields and correspondingly higher bond prices through mid June. After rising through August, yields receded again in late September on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up in November. Overall, yields ended the semiannual period higher. The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November after yielding nearly 100% of Treasury yields earlier in the year.

As the economy improved, investor demand for higher-yielding municipals increased. In particular, airline-related industrial development bonds outperformed other municipal bonds. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds began to outperform during the six-month period as prospects for the industry became more favorable.

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MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          0.18%
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Lehman Aggregate Bond Index (broad bond market)                        -1.04%
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Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                          -1.27%
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JP Morgan Global High Yield Index
(global high-yield corporate bonds)                                     9.63%
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Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.80%
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Russell 2000 Index (stocks of small and midsize companies)             24.65%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 20.26%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/03.
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Strategy overview

We shortened duration (a measure of a fund's sensitivity to changes in interest rates) in May and June because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

In late July and early August, we closed out the cross-market arbitrage position we had established in an earlier period. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall, and a loss in value of the muni bonds was more than offset by a gain in the value of the Treasury futures position. We sold the muni bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits where appropriate. We continued to diversify the portfolio by adding selectively to the fund's lower-rated investment-grade holdings.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                5/31/03            11/30/03
Average effective
maturity in years                 8.1                 7.3

Duration in years                 5.3                 5.2

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Patience has its rewards, and in the world of municipal bonds, few sectors have seen a more gratifying recovery than the airline-related industrial development bonds (IDBs) sector. IDBs are backed by the credit of the company benefiting from the financing -- in this case, the airlines. Following the terrorist attacks of September 11, 2001, these airline bonds have been negatively affected by declining air traffic, high fixed costs, and high-profile bankruptcies. When this sector was not faring well in 2002 and the first half of 2003 as a result of geopolitical tensions and a prolonged global economic slowdown, we remained firm in our belief that airline-backed IDBs were part of a long-term strategy that would eventually pay off. Much like the economic recovery itself, to which the airline industry is so closely linked, the wait was trying. As prospects deteriorated, the ratings on many airline-related IDBs were lowered by the rating agencies.

Over the course of our reporting period, the airline market strengthened and concerns about bankruptcies diminished. The management team took the opportunity to reduce the fund's position in Wayne Charter County Special Airport Facilities Renovation bonds backed by Northwest Airlines. This was ultimately one of the fund's best-performing holdings during the period, and trimming the position allowed us to sell into strength.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (72.6%)

Aa/AA (3.2%)

A (5.0%)

Baa/BBB (10.0%)

Ba/BB (3.6%)

B (2.4%)

VMIG1 (3.2%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Overall, the fund's hospital bonds also generally contributed positively to performance. Garden City Hospital Financing Authority Revenue Bonds were strong performers during the period and the team sold some of the fund's position on that strength. Another hospital holding, Michigan State Hospital Financing Authority Revenue Bonds for Sinai Hospital System, did not perform well. The Sinai Hospital system suffered financially due to the continued insurance collection troubles of one of its hospitals. The same financing authority's bond issued for Presbyterian Villages Hospitals also detracted somewhat from performance. We sold the fund's positions in both bonds and used the assets to further diversify the portfolio within some higher-quality holdings, such as Michigan State Hospital Financing Authority Revenue Bonds for Oakwood Hospital, rated A2 by Moody's and A by S&P, with a coupon of 5 1/2%.

The team continued to seek opportunities within the higher education sector, which has historically performed well for the fund. Tuition increases over the past several years have been much higher than the overall inflation rate, which has been a benefit for schools. We purchased Michigan Higher Education Financing Authority Revenue Bonds for Kalamazoo College Project, rated A1 by Moody's, with a coupon of 6%. We feel these bonds represented an attractive opportunity.

Many of the biggest detractors from performance were the fund's insured holdings, including those in the intermediate part of the yield curve. These bonds declined in price over the period as interest rates shifted upward. The majority of the portfolio is made up of Aaa/AAA-rated insured bonds, and they typically are the most sensitive to changes in interest rates. Although we had begun shifting assets to lower-rated investment-grade bonds, performance still suffered as a result.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

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TOTAL RETURN FOR PERIODS ENDED 11/30/03
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                                         Class A               Class B               Class M
(inception dates)                      (10/23/89)             (7/15/93)             (4/17/95)
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                                      NAV        POP        NAV       CDSC        NAV        POP
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6 months                             0.17%     -4.57%     -0.05%     -4.96%      0.02%     -3.20%
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1 year                               5.45       0.41       4.88      -0.12       5.13       1.72
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5 years                             23.70      17.78      19.87      17.92      21.85      17.95
Annual average                       4.34       3.33       3.69       3.35       4.03       3.36
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10 years                            63.83      56.00      53.65      53.65      58.83      53.61
Annual average                       5.06       4.55       4.39       4.39       4.74       4.39
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Annual average
(life of fund)                       6.24       5.88       5.51       5.51       5.87       5.62
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Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
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                                                            Lipper Michigan
                                            Lehman            Municipal
                                           Municipal          Debt Funds
                                          Bond Index      category average*
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6 months                                      0.18%             -0.54%
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1 year                                        6.66               5.63
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5 years                                      31.98              24.90
Annual average                                5.71               4.54
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10 years                                     81.80              66.17
Annual average                                6.16               5.20
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Annual average
(life of fund)                                7.26               6.62
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  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/03, there were 39, 39, 36, and 15 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/03
----------------------------------------------------------------------------------------------
                                       Class A            Class B            Class M
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Distributions (number)                       6                  6                  6
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Income 1                                $0.183599          $0.153915          $0.169956
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Capital gains 1                            --                 --                 --
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Total                                   $0.183599          $0.153915          $0.169956
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Share value:                          NAV        POP          NAV           NAV        POP
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5/31/03                              $9.26      $9.72        $9.25         $9.26      $9.57
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11/30/03                              9.09       9.54         9.09          9.09       9.40
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Current return (end of period)
----------------------------------------------------------------------------------------------
Current dividend rate 2              3.96%      3.77%        3.31%         3.66%      3.54%
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Taxable equivalent 3                 6.35       6.04         5.30          5.87       5.67
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Current 30-day SEC yield 4           2.73       2.60         2.09          2.43       2.35
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Taxable equivalent 3                 4.38       4.17         3.35          3.89       3.77
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 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 37.60% federal and state combined tax rate for 2003.
   Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.

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TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------
                                         Class A               Class B               Class M
(inception dates)                       (10/23/89)            (7/15/93)              (4/3/95)
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                                      NAV        POP        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------
6 months                             1.06%     -3.75%      0.73%     -4.22%      0.91%     -2.37%
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1 year                               4.31      -0.60       3.64      -1.36       4.00       0.57
----------------------------------------------------------------------------------------------------
5 years                             24.22      18.37      20.25      18.29      22.37      18.43
Annual average                       4.43       3.43       3.76       3.42       4.12       3.44
----------------------------------------------------------------------------------------------------
10 years                            61.43      53.78      51.22      51.22      56.41      51.31
Annual average                       4.91       4.40       4.22       4.22       4.57       4.23
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)                       6.24       5.88       5.50       5.50       5.87       5.63
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Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2003 (Unaudited)

Key to Abbreviations
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AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
Q-SBLF                Qualified School Board Loan Fund
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.6%) (a)
Principal amount                                     Rating (RAT)         Value

Michigan (87.7%)
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    $5,500,000 Battle Creek, Downtown Dev. Auth.
               Rev. Bonds, MBIA, 7.65s, 5/1/22       AAA/P           $5,757,950
     1,000,000 Delta Cnty., Econ. Dev. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 4/15/27   Baa2             1,036,250
               Detroit, G.O. Bonds
     2,475,000 Ser. B, 7s, 4/1/04                    A-               2,518,337
     4,875,000 Ser. A, 6.8s, 4/1/15                  Aaa              5,283,281
               Detroit, City School Dist. G.O.
               Bonds
     1,000,000 (School Bldg. & Site Impt.), Ser. A,
               FGIC, 6s, 5/1/21                      Aaa              1,201,250
     1,000,000 (School Bldg. & Site Impt.), Ser. A,
               FGIC, 6s, 5/1/20                      Aaa              1,206,250
     1,000,000 (School Bldg. & Site Impt.), Ser. A,
               FGIC, 6s, 5/1/19                      Aaa              1,207,500
     1,500,000 Ser. C, FGIC, Q-SBLF, 5 1/4s, 5/1/17  Aaa              1,696,875
     1,500,000 Detroit, Downtown Dev. Auth. Tax
               Increment Rev. Bonds (Dev. Area No.
               1), Ser. A, MBIA, 4 3/4s, 7/1/25      Aaa              1,503,750
     2,500,000 Detroit, Swr. Disp. Rev. Bonds (Sr.
               Lien), Ser. A, FSA, 5 1/2s, 7/1/17    Aaa              2,896,875
     5,380,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.08s, 7/1/33                    VMIG1            5,380,000
               Detroit, Wtr. Supply Syst.
               Rev. Bonds
     3,000,000 Ser. A, MBIA Second Lien, 5 3/4s,
               7/1/11                                Aaa              3,495,000
     2,480,000 (Sr. Lien), Ser. A, MBIA, 5 1/4s,
               7/1/19                                Aaa              2,690,800
     3,065,000 Detroit/Wayne Cnty., Stad. Auth.
               Rev. Bonds, FGIC, 5 1/4s, 2/1/27      Aaa              3,168,444
     1,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Env. Impt. Rev. Bonds (Paper Co.),
               Ser. A, 5 3/4s, 6/1/16                Baa2             1,070,000
     4,700,000 Dickinson Cnty., Memorial Hosp.
               Syst. Rev. Bonds, 8 1/8s, 11/1/24     Baa3             5,082,392
     1,400,000 Ecorse, Pub. School Dist. G.O.
               Bonds, FGIC, Q-SBLF, 6 1/2s, 5/1/08   Aaa              1,639,750
               Flint, Hosp. Auth. Rev. Bonds
               (Hurley Med. Ctr.), Ser. A
       630,000 6s, 7/1/06                            Baa2               656,775
     1,000,000 5 3/8s, 7/1/20                        Baa3               887,500
               Forest Hills, Pub. Schools G.O.
               Bonds
     1,455,000 5 5/8s, 5/1/14                        Aa2              1,656,881
     1,590,000 5 5/8s, 5/1/13                        Aa2              1,816,575
     1,525,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2              1,220,000
     1,000,000 Grand Rapids, Hsg. Fin. Auth.
               Rev. Bonds, Ser. A, FNMA Coll.,
               7 5/8s, 9/1/23                        AAA              1,018,830
     2,000,000 Greater Detroit, Res. Recvy. Auth.
               Rev. Bonds, Ser. A, AMBAC, 6 1/4s,
               12/13/06                              Aaa              2,265,000
     2,190,000 Harper Creek, Cmnty. School Dist.
               G.O. Bonds, Q-SBLF, 5 1/8s, 5/1/31    AAA              2,239,275
     1,500,000 Hartland, Cons. School Dist. G.O.
               Bonds, FGIC, 6s, 5/1/18               Aaa              1,771,875
     1,000,000 Holland, School Dist. G.O. Bonds,
               AMBAC, zero %, 5/1/19                 Aaa                485,000
     1,000,000 Huron, School Dist. G.O. Bonds, FSA,
               5 5/8s, 5/1/15                        Aaa              1,122,500
     1,215,000 Jackson Cnty., Econ. Dev. Corp. Ltd.
               Oblig. VRDN (Vista Grande Villa),
               Ser. A, 1.10s, 11/1/31                A-1              1,215,000
     7,000,000 Kalamazoo, Hosp. Fin. Auth. Fac.
               Rev. Bonds, FGIC, 5.244s, 6/1/11      Aaa              7,233,870
     1,450,000 Kent, Hosp. Fin. Auth. Rev. Bonds
               (Spectrum Hlth.), Ser. A, MBIA,
               5 1/2s, 1/15/16                       AAA              1,622,188
     1,035,000 Lansing, Bldg. Auth. G.O. Bonds,
               Ser. A, MBIA, 5 3/8s, 6/1/20          AAA              1,125,563
     1,650,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             1,588,125
       800,000 Manistee, Area School Dist. G.O.
               Bonds, FGIC, 5 3/4s, 5/1/19           Aaa                930,000
               MI Higher Ed. Fac. Auth. Rev. Bonds
     1,000,000 (Ltd. Obligation-Hope College),
               Ser. A, 5.55s, 4/1/24                 BBB              1,031,250
       250,000 (Kalamazoo College), 5s, 12/1/20      A1                 255,000
               MI Muni. Board Auth. Rev. Bonds
     3,840,000 (State Revolving Fund), 6 1/2s,
               10/1/17                               Aaa              4,088,102
     1,000,000 (Drinking Wtr. Revolving Fund),
               5 1/2s, 10/1/18                       Aaa              1,163,750
     1,000,000 (Clean Wtr. Revolving Fund), 5 1/2s,
               10/1/16                               Aaa              1,162,500
     2,300,000 MI Pub. Pwr. Agcy. Rev. Bonds (Belle
               River), Ser. A, MBIA, 5 1/4s, 1/1/15  Aaa              2,596,125
               MI State Bldg. Auth. Rev. Bonds
     5,750,000 Ser. I, AMBAC, 6 1/2s, 10/1/07        Aaa              6,684,375
     1,830,000 (Fac. Program), Ser. I, 4 3/4s,
               10/15/25                              Aa1              1,930,650
               MI State Hosp. Fin. Auth. Rev. Bonds
     1,000,000 (Oakwood Hosp.), Ser. A, 6s, 4/1/22   A2               1,075,000
       650,000 (Sparrow Hosp.), 5 1/2s, 11/15/21     A1                 663,000
     1,000,000 (Oakwood Oblig. Group), 5 1/2s,
               11/1/17                               A2               1,047,500
     1,000,000 (Chesea Cmnty. Hosp.), 5 3/8s,
               5/15/19                               BBB                971,250
     2,900,000 MI State Hsg. Dev. Auth. Rental Hsg.
               Rev. Bonds, Ser. B, AMBAC, 5.45s,
               10/1/12                               Aaa              2,970,992
     2,000,000 MI State South Central Pwr. Agcy.
               Rev. Bonds, AMBAC, 5s, 11/1/09        Aaa              2,247,500
     1,000,000 MI State Strategic Fund Solid Waste
               Disp. Mandatory Put Bonds (Waste
               Mgt., Inc.), 4.2s, 12/1/12            BBB              1,037,500
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     1,500,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P              1,426,875
     1,200,000 (S D Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             1,201,500
               MI State Strategic Fund, Ltd. Oblig.
               Mandatory  Put Bonds
     1,000,000 (Detroit Edison Co.), AMBAC, 4.85s,
               9/1/30                                Aaa              1,100,000
     1,500,000 (Dow Chemical), 3.8s, 6/1/14          A3               1,546,875
               MI State Strategic Fund, Ltd. Oblig.
               Rev. Bonds
     1,150,000 (Ford Motor Co.), Ser. A, 7.1s,
               2/1/06                                Baa1             1,234,813
     1,500,000 (Detroit Edison Co.), AMBAC, 7s,
               5/1/21                                Aaa              1,940,625
     3,000,000 (Worthington Armstrong Venture),
               5 3/4s, 10/1/22                       AAA/P            3,393,750
     1,500,000 (Detroit Edison Co.), Ser C, 5.65s,
               9/1/29                                AAA              1,533,750
     5,000,000 (Detroit Edison Co.), Ser. A, MBIA,
               5.55s, 9/1/29                         Aaa              5,275,000
     1,350,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 7/8s, 7/23/09           Ba3              1,390,500
     1,350,000 Mount Clemens, Cmnty. School Dist.
               G.O. Bonds (School Bldg. & Site),
               Q-SBLF, 5 1/2s, 5/1/18                Aaa              1,501,875
     1,000,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
               (North Oakland Med. Ctr.), 6s,
               8/1/23                                Ba1                798,750
     1,500,000 Pontiac, Tax Increment Fin. Auth.
               Rev. Bonds, 6 3/8s, 6/1/31            BB+              1,509,375
     1,400,000 Rochester, Cmnty. School Dist. G.O.
               Bonds, Ser. II, Q-SBLF, 5 1/2s,
               5/1/21                                Aaa              1,533,000
     1,015,000 Romulus, Cmnty. Schools G.O. Bonds,
               Q-SBLF, 5s, 5/1/11                    AAA              1,129,188
     1,000,000 Royal Oak, Hosp. Fin. Auth.
               Rev. Bonds (William Beaumont Hosp.),
               Ser. M, MBIA, 5 1/4s, 11/15/35        Aaa              1,035,000
     1,000,000 Walled Lake, Cons. School Dist. G.O.
               Bonds, Q-SBLF, 5 1/2s, 5/1/12         AAA              1,142,500
     1,370,000 Warren, Cons. School Dist. G.O.
               Bonds, Q-SBLF, 5s, 5/1/12             AAA              1,520,700
     3,000,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds  (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             2,115,000
     2,000,000 Wayland, Uni. School Dist. G.O.
               Bonds, FGIC, Q-SBLF, 8s, 5/1/10       Aaa              2,565,000
       500,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    B+/P               410,625
     2,405,000 Wayne Cnty., Bldg. Auth. G.O. Bonds,
               Ser. A, MBIA, 6s, 6/1/08              Aaa              2,675,561
     1,000,000 West Bloomfield, School Dist. G.O.
               Bonds  (School Bldg. & Site), MBIA,
               5 5/8s, 5/1/16                        Aaa              1,118,750
               Western MI U. Rev. Bonds, AMBAC
     1,180,000 5s, 7/15/11                           Aaa              1,315,700
     1,120,000 5s, 7/15/10                           Aaa              1,253,000
     1,240,000 Ypsilanti, School Dist. G.O. Bonds,
               FGIC, 5 3/8s, 5/1/26                  Aaa              1,281,850
                                                                 --------------
                                                                    147,563,717

Puerto Rico (11.9%)
-------------------------------------------------------------------------------
       695,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 3/8s,
               5/15/33                               Baa2               661,119
               Cmnwlth. of PR, G.O. Bonds (Pub.
               Impt.), MBIA
     2,500,000 5 3/4s, 7/1/26                        Aaa              2,903,125
     2,000,000 Ser. A, 5 1/2s, 7/1/20                Aaa              2,317,500
     3,085,000 Ser. A, 5 1/2s, 7/1/16                AAA              3,590,169
     2,100,000 Cmnwlth. of PR, Pub. Bldg. Auth.
               Rev. Bonds, Ser. A, AMBAC, 6 1/4s,
               7/1/14                                Aaa              2,583,000
               PR Elec. Pwr. Auth. Rev. Bonds
     3,000,000 Ser. X, MBIA, 6s, 7/1/15              Aaa              3,281,250
     3,000,000 Ser. HH, FSA, 5 1/4s, 7/1/29          Aaa              3,153,750
     1,500,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa2             1,580,625
                                                                 --------------
                                                                     20,070,538
-------------------------------------------------------------------------------
               Total Investments (cost $160,292,754)               $167,634,255
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $168,280,428.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at November 30, 2003.

      The fund had the following industry group concentrations greater than 10% at November 30, 2003
      (as a percentage of net assets):

         Health care            13.2%
         Utilities              10.2

      The fund had the following insurance concentrations greater than 10% at November 30, 2003
      (as a percentage of net assets):

         MBIA                   24.4%
         FGIC                   14.2
         AMBAC                  13.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$160,292,754) (Note 1)                                           $167,634,255
-------------------------------------------------------------------------------
Cash                                                                   28,844
-------------------------------------------------------------------------------
Interest and other receivables                                      2,036,307
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                  3,678
-------------------------------------------------------------------------------
Total assets                                                      169,703,084

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 320,735
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            707,113
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          224,119
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             35,659
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 24,155
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              501
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 73,376
-------------------------------------------------------------------------------
Other accrued expenses                                                 36,998
-------------------------------------------------------------------------------
Total liabilities                                                   1,422,656
-------------------------------------------------------------------------------
Net assets                                                       $168,280,428

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $164,691,708
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)             (30,232)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,722,549)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          7,341,501
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $168,280,428

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($128,998,824 divided by 14,185,395 shares)                             $9.09
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.09)*                  $9.54
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($37,689,618 divided by 4,148,462 shares)**                             $9.09
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,591,986 divided by 175,040 shares)                                  $9.09
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.09)***                $9.40
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2003 (Unaudited)

Interest income:                                                   $4,571,921
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      459,912
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        104,829
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,578
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,794
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 141,097
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 174,687
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   4,948
-------------------------------------------------------------------------------
Other                                                                  56,163
-------------------------------------------------------------------------------
Total expenses                                                        951,008
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (10,667)
-------------------------------------------------------------------------------
Net expenses                                                          940,341
-------------------------------------------------------------------------------
Net investment income                                               3,631,580
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (1,299,683)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,017,203
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                        (3,244,160)
-------------------------------------------------------------------------------
Net loss on investments                                            (3,526,640)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $104,940
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,631,580       $7,743,964
-------------------------------------------------------------------------------
Net realized loss on investments                    (282,480)        (226,188)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (3,244,160)       6,921,972
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           104,940       14,439,748
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From ordinary income
   Class A                                                --          (77,270)
-------------------------------------------------------------------------------
   Class B                                                --          (22,974)
-------------------------------------------------------------------------------
   Class M                                                --           (1,249)
-------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                        (2,848,506)      (6,167,477)
-------------------------------------------------------------------------------
   Class B                                          (696,805)      (1,561,703)
-------------------------------------------------------------------------------
   Class M                                           (37,043)        (100,605)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (20,152,266)      (3,464,319)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (23,629,680)       3,044,151

Net assets
-------------------------------------------------------------------------------
Beginning of period                              191,910,108      188,865,957
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $30,232
and $79,458, respectively)                      $168,280,428     $191,910,108
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        November 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.26           $8.95           $8.83           $8.38           $9.14           $9.35
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .19             .38             .43             .45             .46             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.18)            .32             .12             .45            (.76)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .01             .70             .55             .90            (.30)            .26
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.18)           (.39)           (.43)           (.45)           (.46)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.18)           (.39)           (.43)           (.45)           (.46)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.09           $9.26           $8.95           $8.83           $8.38           $9.14
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       .17*           8.03            6.39           10.95           (3.30)           2.77
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $128,999        $146,255        $142,706        $130,071        $116,715        $145,438
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .44*            .89             .87             .87             .88            1.00
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.05*           4.23            4.82            5.18            5.30            4.81
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      2.86*          24.48           20.71           14.46            7.36           19.51
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        November 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.25           $8.94           $8.83           $8.36           $9.12           $9.34
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .16             .33             .37             .39             .40             .38
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.17)            .31             .12             .48            (.76)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       (.01)            .64             .49             .87            (.36)            .19
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.33)           (.38)           (.40)           (.40)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.33)           (.38)           (.40)           (.40)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.09           $9.25           $8.94           $8.83           $8.36           $9.12
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      (.05)*          7.33            5.58           10.50           (3.95)           2.00
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $37,690         $43,632         $43,308         $45,406         $40,060         $46,827
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .77*           1.54            1.52            1.52            1.53            1.65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.73*           3.58            4.17            4.53            4.65            4.16
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      2.86*          24.48           20.71           14.46            7.36           19.51
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        November 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.26           $8.95           $8.83           $8.37           $9.13           $9.35
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .17             .36             .40             .43             .43             .42
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.17)            .32             .13             .46            (.76)           (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         -- (c)         .68             .53             .89            (.33)            .22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.37)           (.41)           (.43)           (.43)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.37)           (.41)           (.43)           (.43)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.09           $9.26           $8.95           $8.83           $8.37           $9.13
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                       .02*           7.70            6.07           10.75           (3.60)           2.36
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $1,592          $2,023          $2,852          $2,320          $2,010          $1,922
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .59*           1.19            1.17            1.17            1.18            1.30
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.90*           3.93            4.53            4.88            5.02            4.51
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      2.86*          24.48           20.71           14.46            7.36           19.51
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Michigan tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Michigan.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of $2,486,051 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
      $939,071   May 31, 2008
     1,546,980   May 31, 2009

The aggregate identified cost on a tax basis is $160,292,754, resulting in gross unrealized appreciation and depreciation of $9,123,872 and $1,782,371, respectively, or net unrealized appreciation of $7,341,501.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of then next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2003, the fund's expenses were reduced by $10,667 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $632 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $6,624 and $106 from the sale of class A and class M shares, respectively, and received $58,676 in contingent deferred sales charges from redemptions of class B shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $581 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,985,574 and $24,506,202, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            629,140        $5,516,891
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          196,284         1,962,942
----------------------------------------------------------------
                                       825,424         7,479,833

Shares repurchased                  (2,439,415)      (22,091,308)
----------------------------------------------------------------
Net decrease                        (1,613,991)     $(14,611,475)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,821,906       $16,541,795
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          459,635         4,180,409
----------------------------------------------------------------
                                     2,281,541        20,722,204

Shares repurchased                  (2,434,123)      (22,132,180)
----------------------------------------------------------------
Net decrease                          (152,582)      $(1,409,976)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            103,788          $941,530
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        53,663           486,613
----------------------------------------------------------------
                                       157,451         1,428,143

Shares repurchased                    (726,892)       (6,575,749)
----------------------------------------------------------------
Net decrease                          (569,441)      $(5,147,606)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            670,060        $6,074,989
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       122,967         1,117,212
----------------------------------------------------------------
                                       793,027         7,192,201

Shares repurchased                    (920,764)       (8,346,119)
----------------------------------------------------------------
Net decrease                          (127,737)      $(1,153,918)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             10,368           $93,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,916            26,465
----------------------------------------------------------------
                                        13,284           119,795

Shares repurchased                     (56,683)         (512,980)
----------------------------------------------------------------
Net decrease                           (43,399)        $(393,185)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             41,144          $374,936
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,166            83,368
----------------------------------------------------------------
                                        50,310           458,304

Shares repurchased                    (150,624)       (1,358,729)
----------------------------------------------------------------
Net decrease                          (100,314)        $(900,425)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds
American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [DOUBLE DAGGER]
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [DOUBLE DAGGER]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

+ Closed to new investors.

[DOUBLE DAGGER] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA048-203430  846/237/126  1/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004